CAPITAL MANAGEMENT (Details) - CAD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Disclosure of objectives, policies and processes for managing capital [abstract]
Unsecured debentures, net	$ 1,891,742	$ 1,643,175
Unsecured term loans, net	533,347	534,947
Cross currency interest rate swap (assets) liabilities, net(1)	(44,144)	85,588
Secured debt	763	0
Total debt	2,381,708	2,263,710
Stapled unitholders' equity	5,318,653	3,920,069
Total managed capital	$ 7,700,361	$ 6,183,779